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         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Daniel T. Geraci, President of The Zweig Total Return Fund, Inc., certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 5, 2004                      /s/ Daniel T. Geraci
     -------------------------------    ----------------------------------------
                                        Daniel T. Geraci, President
                                        (principal executive officer)

I, Nancy G. Curtiss, Treasurer of The Zweig Total Return Fund, Inc., certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:  March 5, 2004                      /s/ Nancy G. Curtiss
     -------------------------------    ----------------------------------------
                                        Nancy G. Curtiss, Treasurer
                                        (principal financial officer)